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                                                                      Exhibit 32

         (a) Certification by Chief Executive Officer of Quarterly Report

                        CERTIFICATION OF QUARTERLY REPORT

I, Clay B. Lifflander, Chief Executive Officer of Key Components, LLC and Key Components Finance Corp. (collectively, the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2003

                                                      /s/ Clay B. Lifflander
                                                      -----------------------
                                                      Clay B. Lifflander
                                                      Chief Executive Officer



         (b) Certification by President of Quarterly Report

                        CERTIFICATION OF QUARTERLY REPORT

I, Robert B. Kay, President of Key Components, LLC and Key Components Finance Corp. (collectively, the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2003

                                                              /s/ Robert B. Kay
                                                              ------------------
                                                              Robert B. Kay
                                                              President



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         (c) Certification by Chief Financial Officer of Quarterly Report

                        CERTIFICATION OF QUARTERLY REPORT

I, Keith A. McGowan, Chief Financial Officer of Key Components, LLC and Key Components Finance Corp (collectively, the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2003

                                                         /s/ Keith A. McGowan
                                                         -----------------------
                                                         Keith A. McGowan
                                                         Chief Financial Officer